Exhibit 99.4

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

YEARS ENDED DECEMBER 31, 2016 AND 2015

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

YEARS ENDED DECEMBER 31, 2016 AND 2015

CONTENTS

Page
Independent auditors’ report	1 - 2

Financial statements:
Balance sheets	3
Statements of operations	4
Statements of changes in net parent investment	5
Statements of cash flows	6

Notes to financial statements	7 - 19

Independent Auditors’ Report

Board of Directors and Management

Sinfonia Healthcare Corporation

Tucson, Arizona

We have audited the accompanying financial statements of SinfoniaRx Business (a Business of Sinfonia Healthcare Corporation), which comprise the balance sheets as of December 31, 2016 and 2015, and the related statements of operations, changes in net parent investment and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the Business’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Business’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SinfoniaRx Business (a Business of Sinfonia Healthcare Corporation) at December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended, in accordance with accounting principles generally accepted in the United States of America.

Tucson, Arizona

September 14, 2017

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

BALANCE SHEETS

DECEMBER 31, 2016 AND 2015

	2016	2015
ASSETS
Current assets:
Cash	$2,668,710	$1,148,318
Accounts receivable	5,343,421	5,788,013
Prepaid expenses and other current assets	344,498	386,293
Total current assets	8,356,629	7,322,624
Property and equipment, net	1,689,588	1,049,690
Intangible assets, net	4,395,167	5,029,167
Other assets	29,933	27,943
	$14,471,317	$13,429,424
LIABILITIES AND NET PARENT INVESTMENT
Current liabilities:
Current portion of long-term debt	$135,066	$84,423
Current portion of capital lease obligation	105,399	1,851
Accounts payable	7,641,696	8,183,723
Accrued expenses and other current liabilities	745,731	771,060
Total current liabilities	8,627,892	9,041,057
Long-term debt, net of current portion	332,461	—
Capital lease obligation, net of current portion	260,163	—
Deferred income taxes	1,485,000	1,874,000
Warrant liability	3,181,594	1,978,913
	5,259,218	3,852,913
Commitments and contingencies
Net parent investment	584,207	535,454
	$14,471,317	$13,429,424

See notes to financial statements.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015
Service revenue	$27,056,164	$21,046,087
Service cost	19,277,492	15,594,918
Gross profit	7,778,672	5,451,169
Operating expenses:
Sales and marketing	309,218	407,287
General and administrative	7,594,753	4,634,805
Depreciation and amortization	1,516,615	1,046,503
	9,420,586	6,088,595
Loss from operations	(1,641,914)	(637,426)
Interest expense	47,056	2,802
Loss before income taxes	(1,688,970)	(640,228)
Income tax expense (benefit):
Current	218,600	60,100
Deferred	(389,000)	(338,000)
	(170,400)	(277,900)
Net loss	$(1,518,570)	$(362,328)

See notes to financial statements.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

STATEMENTS OF CHANGES IN NET PARENT INVESTMENT

YEARS ENDED DECEMBER 31, 2016 AND 2015

Balance, January 1, 2015	$2,738,227
Net loss	(362,328)
Net transfer to parent	(2,237,155)
Stock options granted	396,710
Balance, December 31, 2015	535,454
Net loss	(1,518,570)
Net transfer from parent	800,453
Stock options granted	766,870
Balance, December 31, 2016	$584,207

See notes to financial statements.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015
Cash flows from operating activities:
Net loss	$(1,518,570)	$(362,328)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	882,615	412,503
Amortization of intangibles	634,000	634,000
Stock compensation expense	766,870	396,710
Deferred income taxes	(389,000)	(338,000)
Changes in operating assets and liabilities:
Accounts receivable	444,592	(1,505,061)
Prepaid expenses and other current assets	41,795	(132,431)
Other assets	(1,990)	(12,101)
Accounts payable	(542,027)	5,055,920
Accrued expenses and other current liabilities	(25,329)	(590,642)
Other long-term liabilities	1,202,681	(39,087)
Total adjustments	3,014,207	3,881,811

Net cash provided by operating activities	1,495,637	3,519,483

Cash flows from investing activities:
Purchases of property and equipment	(521,219)	(648,509)

Net cash used in investing activities	(521,219)	(648,509)

Cash flows from financing activities:
Principal payments on long-term debt	(181,214)	(82,702)
Principal payments on capital lease obligation	(73,265)	(4,258)
Net transfer from (to) parent	800,453	(2,237,155)

Net cash provided by (used in) financing activities	545,974	(2,324,115)

Net increase in cash	1,520,392	546,859
Cash, beginning	1,148,318	601,459
Cash, ending	$2,668,710	$1,148,318

See notes to financial statements.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

1.                            Description of business and summary of significant accounting policies:

Description of business:

Sinfonia HealthCare Corporation (Sinfonia) was incorporated in February 2013 under the laws of Delaware.  Sinfonia is a holding company.  SinfoniaRx, Inc. (SinfoniaRx) was incorporated in August 2013 under the laws of Arizona and is a wholly owned subsidiary of Sinfonia.  Sinfonia and SinfoniaRx are collectively referred to as the Company.

The accompanying financial statements include the assets and liabilities and the related operations of the SinfoniaRx Business (the Business).  The financial statements include the activity and related accounts of the Business.  All intercompany accounts and transactions have been eliminated.

The Business provides medication management services to clients across the United States.  The Business’s pharmacists work with patients, their providers and community pharmacists to ensure optimal health outcomes while reducing risk of adverse events and drug interactions.

Basis of presentation:

Separate financial statements historically have not been prepared for the Business.  The accompanying balance sheets, statements of operations, changes in net parent investment and statements of cash flows have been derived from the historical accounting records of the Company and have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).  The separate financial statements of the Business exclude the Company’s investments in consolidated subsidiaries, intercompany receivables/payables, deferred financing costs, debt and other expenses that were not related to the Business.  The separate financial statements of the Business include all other assets, liabilities, revenues and expenses of the Company.  Corporate expenses of Sinfonia have been allocated at 50%, with the exception of stock based compensation, which has been allocated based on the expense attributable to employees assigned to the Business.   Management believes that these allocations are reasonable.

Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue recognition:

Revenues are recorded monthly, based primarily on a contracted fee per eligible member or other contracted amount.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2016 AND 2015

1.                            Description of business and summary of significant accounting policies (continued):

Cash:

The Business places its cash with various banks.  At times, such investments may be in excess of the FDIC insurance limit; however, management does not believe it is exposed to any significant credit risk on cash.

Accounts receivable:

The Business grants unsecured credit to its customers.  The Business generally considers all accounts over 60 days to be past due.  The Business provides an allowance for doubtful accounts based on prior experience and management’s assessment of the collectibility of existing specific accounts.  At December 31, 2016 and 2015, accounts receivable were considered fully collectible by management; therefore, no allowance for doubtful accounts has been provided.  Doubtful accounts are periodically reviewed for collectibility and written off when management determines that all reasonable collection efforts have been exhausted.

Property, equipment, depreciation and amortization:

Property and equipment are stated at cost.  Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets.  Leasehold improvements are amortized over the shorter of the useful life of the asset or the related lease term.

Equipment acquired under capital lease is stated at cost or the assets’ net present value of future lease payments at the date of the lease.  Amortization is provided primarily using the straight-line method over the estimated useful lives of the assets, or lease term, and is included with depreciation expense.

Intangibles:

Acquired intangibles related to the acquisition of SinfoniaRx are amortized over their estimated useful lives using the straight-line method.  Acquired customer relationships are amortized over their estimated life of ten years and the software license is considered to be indefinite lived.  Under GAAP, the Business is required to consider whether there are indications that a more than 50% likelihood exists that the intangibles are impaired.  For 2016 and 2015, no impairment loss was recognized.  During 2016 and 2015, the Business had amortization expense related to intangibles of $634,000 per year.  Amortization expense for the next five years is as follows:

Year ending December 31,
2017	$634,000
2018	634,000
2019	634,000
2020	634,000
2021	634,000

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2016 AND 2015

1.                            Description of business and summary of significant accounting policies (continued):

Stock-based employee compensation:

Sinfonia has a stock-based employee compensation plan (the Option Plan).  The Business accounts for the Option Plan using the fair value recognition provisions under GAAP and estimates the value of its stock options using the calculated value on the grant date.  The Business measures compensation cost of employee stock options based on the calculated value instead of fair value because it is not practical to estimate the volatility of its share price.  This is because the Business does not maintain an internal market for its shares, its shares are rarely traded privately and management has not been able to identify any similar public entities.  The calculated value method requires that the volatility assumption used in an option pricing model be based on historical volatility of an appropriate industry sector index.  Compensation cost is recorded over the requisite service period for options that are expected to vest.

Income taxes:

Deferred income taxes are provided for temporary differences arising primarily from accrual basis recognition of certain expenses and straight-line depreciation in the financial statements and cash basis recognition of certain expenses and accelerated depreciation for income taxes.  In addition, deferred income taxes are recognized for different bases for intangibles for financial statement and tax purposes.

In 2016, the Business adopted FASB Accounting Standards Update 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes.  The update eliminates the requirement to separate deferred income tax assets and liabilities into current and noncurrent amounts within a classified balance sheet.  All deferred income tax assets and liabilities are classified as noncurrent.  The Business has adopted the update retrospectively.

The tax provision differs from the expense that would result from applying statutory rates to income (loss) before income taxes due to permanent differences, such as meals and entertainment, which are not fully deductible for tax purposes, and the change in the warrant liability, which is not deductible or taxable because the warrants are not compensatory in nature.

The Business is part of a group that files a consolidated tax return and has elected to use the benefits-for-loss method of tax allocation.  Under this method, the Business is assumed to file a separate return with applicable taxing authorities, except that available tax attributes within the group are characterized as realized when the tax attributes are realized by the consolidated group.  The effect of utilizing this method is that the Business records income tax expense (benefit) and a corresponding payable to (receivable from) the group for generation or utilization of the tax attributes within the group.  Intercompany balances that are not cash-settled with the group are recorded as a capital contribution (or dividend) in the Business’s financial statements.  The Business also records deferred tax assets and liabilities related to its own temporary differences, which are considered to be realizable on a consolidated and stand-alone basis.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2016 AND 2015

1.                            Description of business and summary of significant accounting policies (continued):

Income taxes (continued):

GAAP requires management to perform an evaluation of all income tax positions taken or expected to be taken in the course of preparing the Company’s income tax returns to determine whether the income tax positions meet a “more likely than not” standard of being sustained under examination by the applicable taxing authorities.  This evaluation is required to be performed for all open tax years, as defined by the various statutes of limitations, for federal and state purposes.

The Company is required to file federal and state income tax returns with its parent.  Management has performed its evaluation of income tax positions taken and has determined that there were no positions taken that do not meet the “more likely than not” standard.  Accordingly, there are no provisions for income taxes, penalties or interest receivable or payable relating to uncertain income tax provisions in the accompanying financial statements.

From time to time, the Company may be subject to interest and penalties assessed by various taxing authorities, which have historically been insignificant.  Penalties will be classified as other expense and interest as interest expense, if they occur.

Subsequent events:

The Business’s management has evaluated the events that have occurred subsequent to December 31, 2016 through September 14, 2017, the date that the financial statements were available to be issued.  Management has no responsibility to update these financial statements for events and circumstances occurring after this date.

2.                            Property and equipment, net:

	2016	2015
Leasehold improvements	$129,507	$129,507
Computer equipment	1,959,035	1,146,576
Furniture and fixtures	144,547	139,928
Software	1,076,826	371,391
	3,309,915	1,787,402
Less accumulated depreciation and amortization	1,620,327	737,712
	$1,689,588	$1,049,690

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2016 AND 2015

3.                            Intangible assets, net:

	2016
	Cost	Accumulated amortization	Net
Customer relationships	$6,340,000	$1,954,833	$4,385,167
Software license	10,000	—	10,000
	$6,350,000	$1,954,833	$4,395,167

	2015
	Cost	Accumulated amortization	Net
Customer relationships	$6,340,000	$1,320,833	$5,019,167
Software license	10,000	—	10,000
	$6,350,000	$1,320,833	$5,029,167

4. Long-term debt:

	2016	2015
Note payable, IBM Credit LLC, payable in monthly installments of $13,141 including interest at 5.5% through March 2020, collateralized by equipment.	$467,527	$—
Note payable, The University of Arizona, with stated annual principal payments ranging from $81,328 to $84,423, due in June 2014 through June 2016, plus interest at 5%, unsecured.	—	84,423
	467,527	84,423
Less current portion	135,066	84,423
	$332,461	$—

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2016 AND 2015

4.                            Long-term debt (continued):

Future maturities of long-term debt are as follows:

Year ending December 31,
2017	$135,066
2018	142,776
2019	150,926
2020	38,759
$467,527

5.                            Capital lease obligation:

The Business leases equipment under a capital lease agreement.  The Business has recorded asset costs of $436,976 and accumulated amortization of $109,244 at December 31, 2016, related to the lease.

Year ending December 31,
2017	$119,836
2018	119,836
2019	119,836
2020	29,959
389,467
Less amount representing interest	23,905
Net present value of minimum lease payments	365,562
Less current portion	105,399
$260,163

6.                            Related party transactions:

In June 2016, SinfoniaRx entered into a management services agreement (MSA) with Assurance Healthcare Innovation, Inc. (AHI), a company owned by the shareholders of Sinfonia.  The agreement calls for a  management fee to be paid to AHI in the amount of $166,677 monthly through May 2021.  Total management fee expense allocated to the Business at 50% for 2016 is $583,335.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2016 AND 2015

7.         Commitments:

Licensing and royalty agreement:

SinfoniaRx has a license agreement with the University of Arizona (UA) whereby the Business pays UA an annual license through the termination of the licensing agreement, as defined.  The license fee will be reduced by royalties due under the agreement each year.  The license fee was $200,000 and $150,000 for 2016 and 2015, which was reduced by royalty fees paid for each year.  The fee for 2017 and each year thereafter is $250,000.

In addition to the fees, the Business agreed to pay a royalty to UA of 5% of net revenues, as defined under the licensing agreement.  At December 31, 2016 and 2015, the Business accrued $371,013 and $283,615 relating to the royalty fee, which is included in other current liabilities.  Total royalty fees expense was $658,399 and $515,026 for 2016 and 2015.

Lease commitments:

The Business leases office space under operating lease agreements.  The leases call for aggregate base monthly rent payments, which escalate at various amounts through February 2021.  Total rent expense under these agreements was $123,129 and $48,617 for 2016 and 2015.  At December 31, 2016 and 2015, deferred rent was $24,560 and $58,293, which is included in other current liabilities on the accompanying balance sheets.

Future minimum lease payments under these lease agreements are as follows:

Year ending December 31,
2017	$84,655
2018	67,217
2019	68,971
2020	70,461
$291,304

8.         Contingencies:

Litigation:

The Business is insured under an occurrence based professional liability policy with limits of $1,000,000 per claim and $3,000,000 in the aggregate.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2016 AND 2015

9.         Stock options (continued):

From time to time, the Business may be involved in legal proceedings and litigation arising in the ordinary course of business.  In the opinion of management, the outcome of such proceedings and litigation will not materially affect the Business’s financial position.

Insurance:

The Business is insured under an occurrence based general liability policy with limits of $1,000,000 per incident and $3,000,000 in the aggregate.  A $5,000,000 umbrella policy is also maintained by an outside insurance company.

The Business maintains cyber liability insurance of $15,000,000 maintained by an outside insurance company as well as Directors and Officers insurance with limits of $1,000,000.

Healthcare regulatory environment:

The healthcare industry is subject to numerous laws and regulations of federal, state and local governments.  These laws and regulations include, but are not limited to, matters such as licensure, accreditation, government healthcare program participation requirements, reimbursement for patient services and Medicare and Medicaid fraud and abuse.  Violations of these laws and regulations could result in expulsion from government healthcare programs together with the imposition of significant fines and penalties, as well as significant repayments for patient services previously billed.  Management believes that the Business is in compliance with fraud and abuse as well as other applicable government laws and regulations.  Compliance with such laws and regulations can be subject to future government review and interpretation as well as regulatory actions unknown or unasserted at this time.

9.         Stock options:

Sinfonia has established a nonqualified stock option plan whereby options to purchase shares of  Sinfonia’s Series A common stock are granted at a price that approximates the estimated fair value of the stock at the date of the grant, as determined by the Board of Directors.  The Board will reserve shares of Series A common stock as needed for grants under the plan.  The options granted vest under various provisions, not to exceed three years.  The maximum contractual term of the options granted is 10 years.  A total of 635,000 shares have been reserved for the plan.

In order to compute the fair value of its stock options, the Business obtained a valuation of its common shares from an independent third party.  The valuation considered the use of income, cost and market approaches in applying the discounted cash flow method to arrive at a per share value.  The valuation included the consideration of various internal and external factors that could influence the Company’s per share value.  Internal factors considered included the Company’s financial position, results of operations, current management and the size and marketability of the interest being valued.  External factors considered included the status of the Company’s industry and the position of the Company relative to its industry.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2016 AND 2015

9.         Stock options (continued):

For 2016 and 2015, the outstanding options were valued using the Black-Scholes model with the following assumptions: risk free rate ranging from 1.18% to 1.74%, expected life of 5 to 5.5 years, market value of the underlying common share ranging from $5.43 to $8.90 per share, exercise price ranging from $5.43 to $8.90 per share, dividend rate of $0 per share and volatility factor ranging from 40% to 41.5%.  Based on the results of the calculated value of the Company’s stock options for 2016 and 2015 and an expected forfeiture rate of 3%, compensation expense recognized in the accompanying consolidated statements of operations was $766,870 and $396,710.  Compensation related to nonvested awards outstanding at December 31, 2016 of $257,077 is expected to be recognized over a weighted-average period of 1.6 years.

Stock options outstanding at December 31 are as follows:

	Weighted average price per share	Number of shares	Weighted average remaining contractual term	Aggregate calculated value
Outstanding, January 1, 2016	$1.99	900,000
Granted	8.90	251,000
Forfeited or expired	0.93	(13,000)
Exercised	—	—
Outstanding, December 31, 2016	$3.52	1,138,000	7.80	$1,594,163
Vested or expected to vest, at December 31, 2016	$3.50	1,135,012	7.80	$1,578,104
Exercisable, December 31, 2016	$2.92	982,330	7.63	$1,148,270

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2016 AND 2015

9.                            Stock options (continued):

	Weighted average price per share	Number of shares	Weighted average remaining contractual term	Aggregate calculated value
Outstanding, January 1, 2015	$0.96	721,500
Granted	5.43	219,000
Forfeited or expired	2.66	(30,167)
Exercised	1.55	(10,333)
Outstanding, December 31, 2015	$1.99	900,000	8.28	$760,955
Vested or expected to vest, at December 31, 2015	$1.96	899,715	8.27	$752,479
Exercisable, December 31, 2015	$1.38	658,311	8.13	$405,023

The Company uses historical data to estimate employee termination rates in calculating options expected to vest.  Groups of employees that have similar historical exercise behavior are considered separately.  Options outstanding at December 31, 2016 and 2015 were exercisable at a weighted average price of $2.92 and $1.38 per share.  The total calculated value of shares exercised during 2016 and 2015 was $0 and $16,016.  The weighted average grant date calculated value of options granted during 2016 and 2015 was $3.34 and $2.16.

A summary of the status of the Company’s nonvested shares at December 31, 2016 and 2015, and changes during the period then ended, is presented below:

	Number of shares	Weighted average grant date calculated value
Nonvested at January 1, 2016	241,689	$355,932
Granted	251,000	839,190
Vested	(336,685)	(748,508)
Forfeited or expired	(334)	(721)
Nonvested at December 31, 2016	155,670	$445,893

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2016 AND 2015

9.                            Stock options (continued):

	Number of shares	Weighted average grant date calculated value
Nonvested at January 1, 2015	349,358	$166,641
Granted	219,000	472,487
Vested	(305,165)	(266,258)
Forfeited or expired	(21,504)	(16,938)
Nonvested at December 31, 2015	241,689	$355,932

10.                     Stock bonus plan:

Sinfonia has a stock bonus plan (Bonus Plan) to award shares of restricted common stock to participants as hiring incentives.  Awards granted under the Bonus Plan are immediately vested at the date of the grant.   No grants were awarded under the Bonus Plan in 2016 and 2015.

11.                     Stock warrants:

From time to time, Sinfonia issues warrants to nonemployees in consideration of services rendered or in conjunction with financing activities.  During 2013, Sinfonia issued 385,938 common stock Series A warrants to the University of Arizona as part of the acquisition of SinfoniaRx.  The warrants are exercisable at a price of $.01 per share through December 2033, and may be put back to the Company at any time commencing after 10 years from the date of issuance.  The put option would require the Company to repurchase the warrants at a price equal to the aggregate fair value of the shares less the exercise price of $.01.  The Company will also be required to repurchase the warrants at the end of their 20-year life at the fair market value of the shares less the exercise price.  Because of this, the warrants have been classified as liabilities.

In order to compute the fair value of the warrants, the Company obtained a valuation of its common shares from an independent third party.  For 2016 and 2015, the outstanding warrants were valued using the Black-Scholes model with the following assumptions:  risk free rate of 2.79% and 2.67%, expected life of 17 and 18 years, fully diluted market value of the underlying common share of $8.25 and $5.13 per share as of December 31, 2016 and 2015, exercise price of $0.01 per share, dividend rate of $0 per share and volatility factor of 50%.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2016 AND 2015

12.                     Income taxes:

	2016	2015
Deferred tax assets	$531,000	$289,000
Deferred tax liabilities	(2,016,000)	(2,163,000)
	$(1,485,000)	$(1,874,000)

The Business recorded a payable to other affiliates within its consolidated group to reflect the amount of tax due to the consolidated group for tax attributes of other affiliates utilized by the Company under the benefits-for-loss method.  During 2016 and 2015, the Company settled intercompany payables to the consolidated group for income taxes in the amount of $218,600 and $60,100 through an increase in the net parent investment.  The amount is included in the statement of changes in net parent investment with the net transfer to parent.

The carved out operations reflected in these financial statements represent the most profitable segment of the consolidated group that files tax returns under the legal entity known as Sinfonia Healthcare Corporation.  From an income tax perspective, the carved out operations are profitable, generating hypothetical taxable income for 2014, 2015 and 2016, primarily due to book/tax differences for amortization of intangibles, stock options and stock warrants.  Conversely, the consolidated group reported significant net operating losses from an income tax perspective for the same periods.  As a result, the tax attributes of the Business are materially different from the tax attributes of Sinfonia Healthcare Corporation.

13.                     Concentration of credit risk:

The Company derives the majority of its revenues from various medication management agreements.  At times, contracts with payers may constitute a concentration in accordance with accounting standards.  At December 31, 2016, two medication management payers comprised 82%  of accounts receivable.   Three medication management payers compromised 86% of revenues for the year ended December 31, 2016.  For the year ended December 31, 2015, two medication management payers comprised  80% of revenues.

14.                     Statement of cash flows:

Supplemental disclosure of cash flow information:

Cash paid for interest during 2016 and 2015 was $48,007 and $3,734.  Cash paid for income taxes during 2016 and 2015 was $0.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2016 AND 2015

14.                     Statement of cash flows (continued):

Noncash investing and financing information:

During 2016, the Business acquired equipment of $436,976 under a capital lease agreement and $564,318 with long-term financing.

15.                     Subsequent event:

In September 2017, Sinfonia was acquired by an unrelated third party.